As filed with the Securities and Exchange Commission on March 15, 2017

Registration No. 333-216231

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
Form S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Camber Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	20-2660243
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 860
Houston, Texas 77067
(713) 528-1881

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Paul Pinkston
Chief Accounting Officer, Treasurer and Secretary
Camber Energy, Inc.
450 Gears Road, Suite 860
Houston, Texas 77067
(713) 528-1881

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Robert G. Reedy

Kevin J. Poli

Porter Hedges LLP
1000 Main, 36th Floor
Houston, Texas 77002
Telephone: (713) 226-6674
Telecopy: (713) 228-1331

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

The following subsidiaries of Camber Energy, Inc. are co-registrants under this registration statement.

Name	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
CEI Operating LLC	Texas	81-4630032
Camber Permian LLC	Texas	81-5377234

The address for each of the co-registrants is c/o Camber Energy, Inc., 450 Gears Road, Suite 860, Houston, Texas 77067, Telephone: (713) 528-1881.

The name and address, including zip code, of the agent for service for each of the co-registrants is Paul Pinkston, Chief Accounting Officer of Camber Energy, Inc., 450 Gears Road, Suite 860, Houston, Texas 77067. The telephone number, including area code, of the agent for service for each of the co-registrants is (713) 528-1881.

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Explanatory Note

The purpose of this Amendment No. 1 to the Registration Statement on Form S-3 (333-216231) is to file revised forms of legal opinion for Exhibit 5.1 and 5.2, as well as updated accounting and reserve engineer consents. No changes have been made to Part I or, except as set forth in Item 16 (Exhibits), Part II of the referenced Registration Statement.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the various expenses, all of which will be borne by us, in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates except for the Securities and Exchange Commission registration fee.

Securities and Exchange Commission registration fee	$17,385
Accounting fees and expenses	5,500
Legal fees and expenses	30,000
Printing and engraving expenses	—
Miscellaneous	2,115
Total	$55,000

Item 15.	Indemnification of Directors and Officers.

As authorized by Section 78.751 of the Nevada Revised Statutes, we may indemnify our officers and directors against expenses incurred by such persons in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, involving such persons in their capacities as officers and directors, so long as such persons (1) not liable pursuant to Section 78.138 of the Nevada Revised Statutes or (2) acted in good faith and in a manner which they reasonably believed to be in or not opposed to our best interests, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. If the legal proceeding, however, is by or in our right, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he is adjudged to be liable for negligence or misconduct in the performance of his duty to us unless a court determines otherwise.

Under Nevada law, corporations may also purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director or officer (or is serving at our request as a director or officer of another corporation) for any liability asserted against such person and any expenses incurred by him in his capacity as a director or officer. These financial arrangements may include trust funds, self-insurance programs and guaranties.

Our amended articles of incorporation provide that our directors and officers shall not be personally liable to us or our stockholders for damages for breach of such directors’ or officers’ fiduciary duty, but do not eliminate liability for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of the Nevada Revised Statutes. The effect of this provision of our articles of incorporation, as amended, is to eliminate our rights and those of our stockholders (through stockholders’ derivative suits on behalf of the Company) to recover damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior), except under certain situations described above or defined by statute.

Our bylaws, as amended, provide that we shall indemnify every (i) present or former director, advisory director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each, an “Indemnitee”). Our bylaws provide that we shall indemnify each Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as a defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us. We  believe that the indemnification provisions in our articles of incorporation, as amended, and bylaws, as amended, are necessary to attract and retain qualified persons as directors and officers.

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Our bylaws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (i) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (ii) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the preceding paragraph. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys’ fees for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

Neither our bylaws nor our articles of incorporation include any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

Exhibit
No.	Description of Exhibit
1.1 (1)	Form of Underwriting Agreement.
2.1	Asset Purchase Agreement dated December 31, 2015 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on December 31, 2015).
2.2	First Amendment to Asset Purchase Agreement by and between the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated April 20, 2016 and effective April 1, 2016 (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed on April 25, 2016).
2.3	Second Amendment to Asset Purchase Agreement by and between the Company, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein dated August 25, 2016 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on August 31, 2016).
2.4	Letter Agreement dated August 25, 2016, by and between the Company and RAD2 Minerals, Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on August 31, 2016).
2.5	Letter Agreement dated September 29, 2016, by and between the Company and RAD2 Minerals, Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on October 3, 2016).
3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended November 30, 2005 filed on February 14, 2006).
3.2	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Exhibit B to the Company’s Information Statement on Schedule 14C filed on June 1, 2006).
3.3	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Exhibit B to the Company’s Information Statement on Schedule 14C filed on February 16, 2007).
3.4	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Exhibit B to the Company’s Proxy Statement on Schedule 14A filed on March 31, 2010).
3.5	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Report on Form 8-K filed on January 11, 2011).
3.6	Certificate of Amendment to Articles of Incorporation (1-for-25 Reverse Stock Split of common stock) (incorporated by reference to Exhibit 3.1 to the Company’s Report on Form 8-K filed on July 2, 2015).
3.7	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed on April 1, 2016).
3.8	Certificate of Amendment to the Articles of Incorporation, amending the Company’s name to “Camber Energy, Inc.”, filed with the Secretary of State of Nevada on January 3, 2017 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on February 14, 2017).
3.9	Certificate of Formation of Camber Permian LLC (incorporated by reference to Exhibit 3.9 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).

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Exhibit
No.	Description of Exhibit
3.10	LLC Agreement for Camber Permian LLC (incorporated by reference to Exhibit 3.10 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
3.11	Certificate of Formation of LEI Operating LLC (incorporated by reference to Exhibit 3.11 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
3.12	Certificate of Amendment to Certificate of Formation of LEI Operating amending the Company’s name to “CEI Operating LLC” (incorporated by reference to Exhibit 3.12 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
3.13	LLC Agreement for CEI Operating LLC (incorporated by reference to Exhibit 3.13 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
4.1	Certificate of Designations of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2011).
4.2	Amended and Restated Certificate of Designation of Series B Redeemable Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on August 31, 2016).
4.3	Certificate of Designation of Series C Redeemable Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on August 31, 2016).
4.4	Stock Purchase Agreement (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-3 filed on August 16, 2016).
4.5	First Amendment to Stock Purchase Agreement (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-3 filed on August 16, 2016).
4.6	Second Amendment to Stock Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 3, 2016).
4.7	Third Amendment to Stock Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 17, 2016).
4.8	Common Stock Purchase Second Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 8, 2016).
4.9	Securities Purchase Agreement (incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-3 filed on August 16, 2016).
4.10	Common Stock Purchase First Warrant (incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form S-3 filed on August 16, 2016).
4.11	Redeemable Convertible Subordinated Debenture (incorporated by reference to Exhibit 4.16 to the Company’s Registration Statement on Form S-3 filed on August 16, 2016).
4.12	Form of Series B and C Warrant (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 27, 2010).
4.13	Form of Common Stock Purchase Warrant by and between the Company and each investor dated as of April 16, 2012 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 16, 2012).
4.14	Form of Common Stock Purchase Warrant (April 4, 2013 Loan Agreement) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 8, 2013).
4.15	Common Stock Purchase Warrant - Robertson Global Credit, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 14, 2013).
4.16	Form of Common Stock Purchase Warrant (May 31, 2013 Loan Agreement) (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 filed on June 28, 2013).
4.17	Common Stock Purchase Warrant – Ironman Energy Master Fund (583,333 warrants) (April 21, 2014) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 22, 2014).
4.18	Common Stock Purchase Warrant – Ironman PI Fund II (QP), LP (250,000 warrants) (April 21, 2014) (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 22, 2014).
4.19	Common Stock Purchase Warrant – John B. Helmers (833,333 warrants) (April 21, 2014) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K field on April 22, 2014).
4.20	Form of Common Stock Purchase Warrant provided by the Company to Target Alliance London Limited (incorporated by reference to Exhibit 10.2 to the Company’s Report on Form 8-K filed on April 15, 2016).

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Exhibit
No.		Description of Exhibit
4.21		Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K filed on April 1, 2016).
4.22		Form of Redeemable Convertible Subordinated Debenture (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 7, 2016).
4.23		Form of Common Stock Purchase First Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 7, 2016).
4.24		Form of Common Stock Purchase Second Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on April 7, 2016).
4.25	+	Form of Officer Stock Option Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed on June 29, 2011).
4.26	+	Form of Director Stock Option Agreement (incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-K filed on June 29, 2011).
4.27	+	Form of Stock Option Agreement 2012 Stock Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Annual Report on Form 10-K filed on June 27, 2014).
4.28		Form of Senior Indenture (incorporated by reference to Exhibit 4.28 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
4.29		Form of Subordinated Indenture (incorporated by reference to Exhibit 4.29 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
4.30	(1)	Form of Senior Debt Security.
4.31	(1)	Form of Subordinated Debt Security.
4.32	(1)	Form of Warrant Agreement, including form of Warrant.
4.33	(1)	Form of Subscription Rights Agreement and Form Subscription Rights Certificate.
4.34	(1)	Form of Purchase Contract.
4.35	(1)	Form of Unit Agreement.
4.36	(1)	Form of Pledge Agreement.
4.37	(1)	Form of Deposit Agreement.
4.38	(1)	Form of Depositary Share.
4.39	(1)	Form of Guarantee.
5.1	(2)	Opinion of Woodburn and Wedge with respect to legality of the securities, including consent.
5.2	(2)	Opinion of Porter Hedges LLP with respect to legality of the securities, including consent.
23.1	(2)	Consent of GBH CPAs, PC
23.2	(2)	Consent of Hein & Associates LLP
23.3	(2)	Consent of Ralph E. Davis Associates, LLC
23.4	(2)	Consent of Woodburn and Wedge (included in Exhibit 5.1).
23.5	(2)	Consent of Porter Hedges LLP (included in Exhibit 5.2).
24.1		Power of Attorney (incorporated by reference to Exhibit 24.1 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
25.1		Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture (incorporated by reference to Exhibit 25.1 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).
25.2		Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture (incorporated by reference to Exhibit 25.2 to the Company’s Registration Statement on Form S-3, File No. 333-216231, filed on February 24, 2017).

+ Management contract or compensatory plan.

(1)	We will file as an exhibit to a current report on Form 8-K (i) any underwriting agreement relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock, warrants, depositary shares, subscription rights, purchase contracts or units (iii) any additional required opinion of counsel as to the legality of the securities offered hereby, or (iv) any required opinion of counsel as to certain tax matters relative to securities offered hereby.

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(2) Filed herewith.

Item 17.	Undertakings.

(a)         The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)        To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)       To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)      To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)           If the registrant is relying on Rule 430B:

(A)        Each prospectus filed by the registrant pursuant to Rule 424(b)(3)shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)       Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)        If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)        That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)        Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)       Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)      The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)      Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)        The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas, on the 15th day of March, 2017.

CAMBER ENERGY, INC.

By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer and President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Anthony C. Schnur	Chief Executive Officer,
Anthony C. Schnur	President and Director (Principal Executive Officer)	March 15, 2017

/s/ Paul A. Pinkston	Chief Accounting Officer, Treasurer and Secretary	March 15, 2017
Paul A. Pinkston	(Principal Financial and Accounting Officer)

*	Executive Chairman of the Board	March 15, 2017
Richard N. Azar, II

*	Director	March 15, 2017
J. Fred Hofheinz

*	Director	March 15, 2017
Alan W. Dreeben

*	Director	March 15, 2017
Robert D. Tips

*	Director	March 15, 2017
Fred S. Zeidman

* By:	/s/ Anthony C. Schnur	March 15, 2017

Anthony C. Schnur, as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, State of Texas, on the 15th day of March, 2017.

CAMBER PERMIAN LLC
CEI OPERATING LLC

By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer and President

POWER OF ATTORNEY AND SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Anthony C. Schnur	Chief Executive Officer and
Anthony C. Schnur	President (Principal Executive Officer) of CEI Operating	March 15, 2017
LLC and Camber Permian LLC

/s/ Paul A. Pinkston	Chief Accounting Officer, Treasurer and Secretary	March 15, 2017
Paul A. Pinkston	(Principal Financial and Accounting Officer) of CEI
Operating LLC and Camber Permian LLC

*	Director of CEI Operating LLC	March 15, 2017
J. Fred Hofheinz
March 15, 2017
*	Director of CEI Operating LLC
Fred S. Zeidman

* By:	/s/ Anthony C. Schnur	March 15, 2017

Anthony C. Schnur, as attorney-in-fact

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